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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                            PURSUANT TO SECTION 13 OR
                             15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

       Date of Report (Date of earliest event reported) September 15, 1998

                             2CONNECT EXPRESS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                      -------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)

  000-22251                                                    65-0674664
-------------                                                ---------------
(Commission                                                 (I.R.S. Employer
file number)                                                Identification No.)

3500 Gateway Drive, Suite 101, Pompano Beach, FL                  33069
------------------------------------------------                ---------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (954) 797-7960
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                                 NOT APPLICABLE

                            -------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)







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Item 5.  OTHER EVENTS

On September 15, 1998, 2Connect Express, Inc. filed with the United States Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period from August 2, 1998 to August 29, 1998. A copy of this report is filed as
Exhibit 99 hereto.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)      EXHIBITS

         Exhibit 99. Debtor's Monthly Financial Report (Business) For The Period From August 2, 1998 to August 29, 1998, filed with the United States Bankruptcy Court.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           2CONNECT EXPRESS, INC.
                                           --------------------------------
                                           (Registrant)



Date:  September 25, 1998                  /s/ James S. Holbrook, Jr.
       ------------------                  --------------------------------
                                           James S. Holbrook, Jr.,
                                           Chairman of the Board and
                                           Chief Executive Officer









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                                  EXHIBIT INDEX

Exhibit Number            Description                Sequentially Numbered Page
--------------            -----------                --------------------------

    99           Debtor's Monthly Financial Report               5
                 for the period from August 2, 1998
                 to August 29, 1998